                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


           We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 14, 1999, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated January 18, 2000.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 18, 2000